Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

      In connection with the Quarterly Report of Air Industries Group, a Nevada corporation (the "Company"), on Form 10-Q/A for the quarter ended June 30, 2016, as filed with the Securities and Exchange Commission (the "Report"), Marianne Giglio, Chief Accounting Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: August 19, 2016

/s/ Marianne Giglio
Marianne Giglio
Chief Accounting Officer (Principal Financial Officer)

[A signed original of this written statement required by Section 906 has been provided to Air Industries Group and will be retained by Air Industries Group and furnished to the Securities and Exchange Commission or its staff upon request.]